                                                                    Exhibit 99.1

                            SUBSCRIPTION AGREEMENT

     This Subscription Agreement (the "Agreement") is made and entered into as of July 10, 2000 by and among CardioDynamics International Corporation, a California corporation (the "Company"), those parties listed on the signature page hereof as "Selling Shareholders" (who are referred to individually as a "Selling Shareholder" and collectively as the "Selling Shareholders") and those parties listed on the signature page hereof as "Investors" (who are referred to individually as an "Investor" and collectively as the "Investors").

     In consideration of the above recitals and the mutual covenants made herein, the parties hereby agree as follows:

     1.  Sale of Common Stock; Closing; Delivery.
         ---------------------------------------


          A.  Purchase and Sale of Common Stock. Subject to the terms and
              ---------------------------------
conditions hereof, the Company will issue and sell and the Selling Shareholders will sell to each Investor, and each Investor will purchase from the Company and the Selling Shareholders, at the Closing (as defined below) the number of shares ("Shares") of common stock, without par value, ("Common Stock") of the Company set forth opposite each Investor's name on its signature page hereto at a per Share purchase price equal to the lower of (i) $5.59 or (ii) the average of the
                                                ----
daily closing prices of the Common Stock over a ten (10) day trading period ending the trading day preceding the Initial Closing (as defined below). The Company and the Selling Shareholders are offering for sale on a "best efforts" basis, an aggregate minimum purchase price of $17,000,000.00 (the "Minimum
                                               -------------
Offering Amount"), up to an aggregate maximum purchase price of $27,950,000.00
                                                                 -------------
(the "Maximum Offering Amount").


          B.  Deposit of Funds. All funds received from Investors and accepted
              ----------------
by the Company will be deposited into a Company account with Imperial Bank (the "Deposit Account"). The funds will be withdrawn from the Deposit Account only upon the satisfaction of certain conditions, including the deposit of at least the Minimum Offering Amount in the Deposit Account on or before July 14, 2000 (the "Initial Closing"); provided, however, that the Initial Closing may be extended to July 21, 2000 by the Company. All payments received by the Company prior to the Initial Closing shall be held in the Deposit Account in trust for the benefit of the Investors pending the Initial Closing.

          C.  Closing. Subject to the deposit of the Minimum Offering Amount in
              -------
the Deposit Account, the Initial Closing shall take place at the offices of counsel for the Company at Pillsbury Madison & Sutro LLP, 101 West Broadway, Suite 1800, San Diego, California at 10:00 a.m., PDT, or such other time(s) and place(s) as the Company and Gerard Klauer Mattison & Co., Inc. and Gruntal & Co., L.L.C. (the "Placement Agents"), shall agree; provided, however, that the Initial Closing shall take place on or before July 14, 2000, unless extended by the Company to no later than July 21, 2000. In the event that additional funds are raised subsequent to the Initial Closing, one or more later closings may be held until the Maximum Offering Amount of Shares is sold or until July 21, 2000, whichever is earlier. The Initial Closing and the date any subsequent closings are hereinafter referred to as the "Closing".

          D.  Delivery. Subject to the terms and conditions of this Agreement,
              --------
at each Closing, the Company and the Selling Shareholders will deliver to each Investor a stock certificate representing the Shares to be purchased by such Investor against payment of the purchase price therefor by wire transfer of immediately available funds submitted to the Deposit Account in accordance with instructions to be provided to the Investors by the Placement Agents.

     2.   Representations and Warranties of Investors. Each Investor
          -------------------------------------------
represents and warrants, severally and not jointly with any other Investors, to the Company and to the Selling Shareholders that:

          A.  Authorization. This Agreement constitutes the valid and legally
              -------------
binding obligation of such Investor, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency and similar laws affecting the enforcement of creditors' rights generally and equitable remedies, and except as indemnity provisions in the enforcement of Section 5 of this Agreement (relating to registration rights) may be limited by law, and such Investor (if an individual) is over 18 years of age, and such Investor has full legal capacity, power and authority to enter into and be bound by this Agreement.

          B.  Purchase for Own Account for Investment. Such Investor is
              ---------------------------------------
purchasing the Shares for investment purposes only and not with a view to, or for sale in connection with, a distribution of the Shares within the meaning of the Securities Act of 1933, as amended (the "Securities Act"). Such Investor has no present intention of selling or otherwise disposing of all or any portion of the Shares in violation of the Securities Act.

          C.  Access to Information. Such Investor has had an opportunity to
              ---------------------
ask questions of the Company's representatives concerning the Company, its present and prospective business, assets, liabilities and financial condition that such Investor reasonably considers important in making the decision to purchase the Shares.

          D.  Understanding of Risks. Such Investor is fully aware of: (i) the
              ----------------------
highly speculative nature of the investment in the Shares; (ii) the financial hazards involved; (iii) the lack of liquidity of the Shares, and the restrictions on the transferability of the Shares (e.g., that such Investor may not be able to sell or dispose of the Shares, or use them as collateral for loans); and (iv) the tax consequences of investment in the Shares.

          E.  Investor's Qualifications. Such Investor is an "accredited"
              -------------------------
investor as defined under Rule 501 of Regulation D promulgated under the Securities Act. Such Investor is aware of the general business and financial circumstances of the Company and, by reason of such Investor's business or financial experience, such Investor is capable of evaluating the merits and risks of this investment and is financially capable of bearing a total loss of this investment.

          F.  Compliance with Securities Laws. Such Investor understands and
              -------------------------------
acknowledges that, in reliance upon the representations and warranties made by such Investor herein, the offering and sale of the Shares are not being registered with the U.S. Securities and Exchange Commission ("SEC" or "Commission") under the Securities Act, but instead are being issued under an exemption from the registration requirements of the Securities Act.

          G.  Restrictions on Transfer. Such Investor understands that such
              ------------------------
Investor may not transfer any of the Shares without registration under the Securities Act unless, in the opinion of counsel to the Company, an exemption from such registration requirement is available. Such Investor has also been advised that an exemption from registration may not be available or may not permit such Investor to transfer all or any of the Shares in the amounts or at the times proposed by such Investor.

          H.  Rule 144. In addition, such Investor has been advised that (i)
              --------
SEC Rule 144 ("Rule 144") promulgated under the Securities Act, which permits certain limited sales of unregistered securities, is not presently available due to the holding periods required thereunder and (ii) in any event, Rule 144 requires that the Shares be held for a minimum of one year, and in certain cases two years, after they have been purchased and paid for (within the meaning of Rule 144) before they may be resold under Rule 144. Such Investor understands that Rule 144 may indefinitely restrict transfer of the Shares if such Investor is an "affiliate" of the Company and "current public information" about the Company (as defined in Rule 144) is not publicly available.

          I.  Legends and Stop-Transfer Orders. Such Investor understands that
              --------------------------------
certificates or other instruments representing any of the Shares acquired by such Investor may bear legends substantially similar to the following, in addition to any other legends required by federal or state laws:

     THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS UNLESS THE SECURITIES ARE SOLD PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT.

     In order to ensure and enforce compliance with the restrictions imposed by applicable law and those referred to in the foregoing legend, or elsewhere herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent with respect to any certificate or other instrument representing the Shares. Any legend endorsed on a certificate pursuant to this Subsection
(I) and the related stop transfer instructions with respect to such securities shall be removed, and the Company shall issue a certificate without such legend to the holder thereof, if the offering and sale of such securities are registered under the Securities Act and a prospectus meeting the requirements of
Section 10 of the Securities Act is available, if such legend may be properly removed under the terms of Rule 144 promulgated under the Securities Act or if such holder provides the Company with an opinion of counsel for such holder, reasonably satisfactory to legal counsel for the Company, to the effect that a sale, transfer or assignment of such securities may be made without registration.

          J.  Restriction on Sales, Short Sales and Hedging Transactions. Such
              ----------------------------------------------------------
Investor will not, prior to the effectiveness of the registration statement to be filed pursuant to Section 5 of this Agreement, sell, offer to sell, solicit offers to buy, dispose of, loan, pledge, or grant any right with respect to (collectively, a "Disposition") the Common Stock of the Company, nor will such Investor engage in any hedging or other transaction which is designed to or could reasonably be expected to lead to or result in a Disposition of Common Stock of the Company by the Investor or any other person or entity. Such prohibited hedging or other transactions would include, without limitation, effecting any short sale or having in effect any short position (whether or not such sale or position is "against the box" and regardless of when such position was entered into) or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to the Common Stock of the Company or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the Common Stock of the Company.

      3.  Representations and Warranties of the Company. The Company hereby
          ---------------------------------------------
represents and warrants to the Investors that as of the date hereof, except as set forth in this Section, or on the Schedule of Exceptions attached hereto as Exhibit A (the "Schedule of Exceptions"), with any disclosure thereon being deemed disclosure with respect to all relevant subsections hereof, which exceptions will be deemed to be representations and warranties as if made hereunder:

          A.  Organization and Good Standing. The Company is a corporation duly
              ------------------------------
organized, validly existing and in good standing under the laws of the State of California. The Company has all necessary corporate power and authority to own its assets and to carry on its business as now being conducted and presently proposed to be conducted. The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which its ownership or leasing of assets, or the conduct of its business, makes such qualification necessary, except where the failure to be so qualified or in good standing would not have a material adverse effect on the Company and its subsidiaries considered as a whole.

          B.  Requisite Power and Authorization. The Company has all necessary
              ---------------------------------
corporate power and authority to execute and deliver this Agreement, to issue the Shares and to carry out the provisions of this Agreement. All corporate action on the part of the Company required for the lawful execution and delivery of this Agreement and the issuance and delivery of the Shares has been taken. Upon execution and delivery, this Agreement constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms, except as enforcement may be limited by insolvency and similar laws affecting the enforcement of creditors' rights generally and equitable remedies, and except as the indemnity provisions of Section 5 of this Agreement (relating to registration rights) may be limited by law. The Shares, when issued in compliance with the provisions of this Agreement, will be duly authorized and validly issued, fully paid, non-assessable and issued in compliance with federal securities laws and the securities laws of other applicable jurisdictions. No shareholder of the Company or other person has any preemptive or similar right with respect to the Shares.

          C.  Disclosure Documents. The Company has furnished to each Investor
              --------------------
the Company's Confidential Private Placement Memorandum dated May 23, 2000 (the "Offering Memorandum") and, upon request, all documents that the Company was required to file, which it represents and warrants it did timely file, with the SEC under Sections 13 or 14(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), since November 30, 1998 (such filed documents being referred to collectively as the "SEC Documents"). As of their respective filing dates, or such later date on which such reports were amended, the SEC Documents complied in all material respects with the requirements of the Exchange Act. The Offering Memorandum and the SEC Documents as of their respective dates, or such later date on which such reports were amended, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading. The financial statements included in the Offering Memorandum and the SEC Documents (the "Financial Statements") comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto. Except as may be indicated in the notes to the Financial Statements or, in the case of unaudited statements, as permitted by Form 10-Q of the SEC, the Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied and fairly present the consolidated financial position of the Company and any subsidiaries at the dates thereof and the consolidated results of their operations and consolidated cash flows for the periods then ended (subject, in the case of unaudited statements, to normal, recurring adjustments).

          D.  Capital Stock. The authorized capital stock of the Company
              -------------
consists of 50,000,000 shares of Common Stock and 18,000,000 shares of preferred stock without par value. As of June 30, 2000, there were 42,210,393 shares of Common Stock issued and outstanding and no shares of preferred stock issued and outstanding. All outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and non-assessable. As of June 30, 2000,
(a) 4,859,503 shares of Common Stock were reserved for future issuance pursuant to options granted or which may be granted under the Company's stock option plans or other stock options, and (b) 2,522,170 shares of Common Stock were reserved for future issuance pursuant to outstanding warrants. Except as set forth above, the Company has no outstanding securities convertible into or exchangeable for Common Stock and there are no contracts, rights, options or warrants to purchase or otherwise acquire Common Stock or securities convertible into or exchangeable for Common Stock. Since June 30, 2000, the Company has not issued any shares of capital stock or any options, warrants or other rights with respect thereto except for shares issued upon exercise of options, warrants and rights, as set forth above. The Company is not subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its capital stock or any warrants, options or other rights to acquire its capital stock. The Company is not party to any voting or similar agreement or proxies relating to the voting of shares of its capital stock and is not aware of any such agreements or proxies to which it is not a party, except as may be contemplated by this Agreement.

          E.  Compliance with Other Agreements. Neither the execution and
              --------------------------------
delivery of, nor the consummation of any transaction or execution of any instrument contemplated by, this Agreement, nor the issuance of the Shares has constituted or resulted in, or will constitute or result in, a material default under or breach or violation of any term or provision of (i) the Company's Bylaws, Articles of Incorporation or material contracts with third parties or
(ii) state
or federal laws, rules or regulations, writs, orders or judgments or decrees which are applicable to the Company or its properties.

          F.  Intellectual Property. The Company and each of its subsidiaries
              ---------------------
owns or is licensed to use all patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, permits and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) which are material to the conduct of its business as now being conducted (collectively, "Intangibles"). Neither the Company nor any of its subsidiaries has entered into any consent, indemnification, forbearance to sue or settlement agreements with respect to the validity of the Company's or such subsidiary's ownership or right to use its Intangibles. No Intangible is the subject of adversarial proceedings. To its knowledge, the Company has complied with its contractual obligations relating to the protection of the Intangibles used pursuant to licenses. To the Company's knowledge, no person is infringing on or violating any Intangible. To the Company's knowledge, there is no infringement of or conflict with the rights of others with respect to any Intangibles owned or used by the Company.

          G.  Consents. All consents necessary for the Company to perform its
              --------
obligations hereunder have been obtained, except for the effectiveness with the SEC of the registration statement contemplated by Section 5. Based in part upon the representations of the Investors in Section 2, the issuance of the Shares, when sold pursuant to the terms of this Agreement, will be exempt from the registration requirement of the Securities Act.

          H.  No Material Adverse Change. Since February 29, 2000, except as
              --------------------------
set forth in the Offering Memorandum or in the SEC Documents, there has not been:

               (i) any changes in the assets, liabilities, financial condition or operations of the Company from that reflected in the Financial Statements, except changes in the ordinary course of business which have not been, either in any individual case or in the aggregate, materially adverse to the Company and its subsidiaries taken as a whole;

               (ii) any material change, except in the ordinary course of business, in the contingent obligations of the Company whether by way of guarantee, endorsement, indemnity, warranty or otherwise;

               (iii) any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the properties or business of the Company; or (iv) any declaration or payment of any dividend or other distribution of the assets of the Company.

          I.  Insurance. The Company and its subsidiaries maintain such
              ---------
insurance relating to their business, operations, assets as is appropriate to their business and operations, in such amounts and against such risks as are customarily carried and insured against by owners of comparable businesses, assets and operations, and such insurance coverages will be continued in full force and effect up to and following the Closing Date other than those insurance coverages in respect of which the failure to continue in full force and effect could not reasonably be expected to have a material adverse effect on the Company and its subsidiaries considered as a whole.

          J.  Litigation. Except as set forth in the SEC Documents, there is no
              ----------
action, suit, proceeding or investigation pending or, to the Company's knowledge, currently threatened against the Company.

          K.  No General Solicitation. Neither the Company, nor any of its
              -----------------------
affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of any of the Shares.

          L.  No Integrated Offering. Neither the Company, nor any of its
              ----------------------
affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security under circumstances that would require registration of any of the Shares under the Securities Act or cause the offering of any of the Shares to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable shareholder approval provisions, including, without limitation, under the rules and regulations of the National Association of Securities Dealers Automated Quotations.

          M.  S-3 Registration. The Company is currently eligible to use Form
              ----------------
S-3 for registration of the sale by the Investors of the Registrable Securities (as such term is defined in Section 5 of this Agreement) and the Company has filed and shall file all reports required to be filed by the Company with the SEC in a timely manner so as to obtain and maintain such eligibility for the use of Form S-3.

          N.  Use of Proceeds. The Company will use the proceeds from the sale
              ---------------
of the Shares for substantially the same purposes in substantially the same amounts as indicated in the Offering Memorandum.

          O.  Employees.
              ---------

               (i) The Company is not aware that any officer or key employee, or that any group of key employees, intends to terminate his or her employment with the Company, nor does the Company have a present intention to terminate the employment of any of the foregoing.

               (ii) Neither the Company nor, to its knowledge, any employee of the Company is or will be in violation of any term of any employment contract, patent disclosure agreement or other contract or agreement because of the nature of the business conducted by the Company or the use by any employee of his or her best efforts with respect to such business.

               (iii) None of the Company's employees belongs to any union or collective bargaining unit.

          P.  Compliance with Laws. The Company is in compliance with all
              --------------------
applicable statutes, laws and regulations relating to the operation of its business and the maintenance and operation of its properties and assets, including without limitation, those relating to the environment and occupational health and safety, except where the failure to so comply would not have a material adverse effect on the Company and its subsidiaries considered as a whole. No material expenditures are, or to the Company's knowledge will be, required in order to comply with any existing statutes, laws and regulations.

          Q.  Title to Property and Assets; Leases. Except (a) as reflected in
              ------------------------------------
the SEC Documents, (b) for liens for current taxes not yet delinquent, (c) for liens imposed by law and incurred in the ordinary course of business for obligations not past due to carriers, warehousemen, laborers, materialmen and the like, (d) for liens in respect of pledges or deposits under workers' compensation laws or similar legislation, (e) for minor defects in title, none of which, individually or in the aggregate, materially interferes with the use of such property or (f) with respect to property or assets which are leased, the Company has good and marketable title to its property and assets, free and clear of all liens, mortgages, security interests, pledges or charges of any kind. With respect to the property and assets it leases, the Company holds a valid leasehold interest free of any liens, mortgages, security interests, pledges or charges of any kind (subject to clauses (a) through (e) above).

          R.  Tax Matters. The Company has timely filed all tax returns and
              -----------
reports as required by law. The Company has paid all taxes and other assessments due pursuant to such returns or pursuant to any assessment received by it, other than those contested by it in good faith, except where the failure to pay such taxes would not have a material adverse effect on the Company and its subsidiaries considered as a whole. The provision for taxes of the Company as shown in the Financial Statements, to the Company's knowledge, is adequate for taxes due or accrued as of the date thereof.

          S.  Nasdaq Listing. The Common Stock is listed on the Nasdaq National
              --------------
Market. There are no proceedings to revoke such listing. The sale of the Shares in accordance with the terms of this Agreement will not violate the Nasdaq rules.

     4.  Representations and Warranties of the Selling Shareholders. Each
         ----------------------------------------------------------
Selling Shareholder represents and warrants severally to each of the Investors that:

          A.  Power and Authority. Such Selling Shareholder has full power
              -------------------
(corporate and other) to enter into this Agreement and to sell, assign, transfer and deliver to the Investors the Shares to be sold by such Selling Shareholder hereunder in accordance with the terms of this Agreement; the execution and delivery of this Agreement have been duly authorized by all necessary corporate action of such Selling Shareholder; and this Agreement has been duly executed and delivered by such Selling Shareholder.

          B.  Attorney in Fact. Such Selling Shareholder has duly executed and
              ----------------
delivered a power of attorney and custody agreement (with respect to such Selling Shareholder, the "Power of Attorney" and the "Custody Agreement," respectively), each in the form heretofore delivered to the Placement Agents, appointing Stephenson M. Dechant such Selling Shareholder's attorney in fact (the "Attorney in Fact") with authority to execute, deliver and perform this Agreement on behalf of such Selling Shareholder and appointing Stephen P. Loomis as custodian thereunder (the "Custodian"). Certificates in negotiable form, endorsed in blank or accompanied by blank stock powers duly executed, with signatures appropriately guaranteed, representing the Shares to be sold by such Selling Shareholder hereunder have been deposited with the Custodian pursuant to the Custody Agreement for the purpose of delivery pursuant to this Agreement. Such Selling Shareholder has full power (corporate and other) to enter into the Custody Agreement and the Power of Attorney and to perform its obligations under the Custody Agreement. The Custody Agreement and the Power of Attorney have been duly authorized by all necessary corporate action of such Selling Shareholder and, assuming due authorization, execution and delivery by the Custodian, are the legal, valid, binding and enforceable instruments of such Selling Shareholder. Such Selling Shareholder agrees that each of the Shares represented by the certificates on deposit with the Custodian is subject to the interests of the Investors hereunder, that the arrangements made for such custody, the appointment of the Attorney in Fact and the right, power and authority of the Attorney in Fact to execute and deliver this Agreement, to agree on the price at which the Shares (including such Selling Shareholder's Shares) are to be sold to the Investors, and to carry out the terms of this Agreement, are to that extent irrevocable and that the obligations of such Selling Shareholder hereunder shall not be terminated, except as provided in this Agreement or the Custody Agreement, by any act of such Selling Shareholder, by operation of law or otherwise, whether in the case of any individual Selling Shareholder by the death or incapacity of such Selling Shareholder, in the case of a trust or estate by the death of the trustee or trustees or the executor or executors or the termination of such trust or estate, or in the case of a corporate or partnership Selling Shareholder by its liquidation or dissolution or by the occurrence of any other event. If any individual Selling Shareholder, trustee or executor should die or become incapacitated or any such trust should be terminated, or if any corporate or partnership Selling Shareholder shall liquidate or dissolve, or if any other event should occur, before the delivery of such Shares hereunder, the certificates for such Shares deposited with the Custodian shall be delivered by the Custodian in accordance with the respective terms and conditions of this Agreement as if such death, incapacity, termination, liquidation or dissolution or other event had not occurred, regardless of whether or not the Custodian or the Attorney in Fact shall have received notice thereof.

          C.  Good Title. Such Selling Shareholder is the lawful owner of the
              ----------
Shares to be sold by such Selling Shareholder hereunder and upon sale and delivery of, and payment for, such Shares, as provided herein, such Selling Shareholder will convey good and marketable title to such Shares, free and clear of any security interests, liens, encumbrances, equities, claims or other defects. None of the Shares were acquired by the Selling Shareholders from CardioDynamics Holdings, LLC.

          D.  No Manipulation. Such Selling Shareholder has not, directly or
              ---------------
indirectly, (i) taken any action designed to cause or result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or (ii) since April 30, 2000 (a) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, the Shares or (b) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company (except for the sale of Shares by the Selling Shareholders under this Agreement).

          E.  Information Supplied. To the extent that any statements or
              --------------------
omissions are made in the Offering Memorandum or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by such Selling Shareholder specifically for use therein, such Offering Memorandum did, and any amendments or supplements thereto, as the case may be, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading.

          F.  No Adverse Information. The sale by such Selling Shareholder of
              ----------------------
Shares pursuant hereto is not prompted by any adverse information concerning the Company that is not set forth in the Offering Memorandum or in the SEC Documents.

          G.  Consents. The sale of the Shares to the Investors by such Selling
              --------
Shareholder pursuant to this Agreement, the compliance by such Selling Shareholder with the other provisions of this Agreement, the Custody Agreement and the consummation of the other transactions herein contemplated do not (i) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained or as may be required under state securities or blue sky laws or (ii) assuming the truthfulness of the representations and warranties made by the Investors in this Agreement, conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under any indenture, mortgage, deed of trust, lease or other agreement or instrument to which such Selling Shareholder or any of its subsidiaries is a party or by which such Selling Shareholder or any of its subsidiaries or any of their respective properties are bound, or the charter documents or bylaws, if any, of such Selling Shareholder or any of its subsidiaries or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator applicable to such Selling Shareholder or any of its subsidiaries.

     5.  Registration Rights.
         -------------------


          A.  Definitions. For purposes of this Section 5:
              -----------

               (i) "Register", "registered", and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement.

               (ii) "Registrable Securities" means all shares of Common Stock of the Company issued or issuable or sold under this Agreement, excluding in all cases, however, all Registrable Securities sold pursuant to Rule 144.

               (iii) "Holder" means any person owning of record Registrable Securities that have not been sold to the public, or any assignee of record of such Registrable Securities to whom rights under this Section 5 have been assigned in accordance with this Agreement.

          B.  Shelf Registration.
              ------------------

               (i) The Company will file as soon as practicable, and in no event later than 30 days after the final Closing, a registration statement with the SEC under the Securities Act for the sale and distribution of all of the Holders' Registrable Securities and thereafter shall use its best efforts to secure the effectiveness of such registration statement as soon as practicable thereafter.

               (ii) The Company will pay all expenses incurred in connection with any registration, qualification and compliance requested hereunder (excluding Holders' or brokers' discounts and commissions), including without limitation all filing, registration and qualification, printers' and accounting fees and the fees and disbursements of counsel for the Company. The Company will pay reasonable fees and disbursements expenses incurred in connection with any registration, qualification and compliance requested hereunder of up to $5,000.00 for one (1) special counsel for the Holders.

               (iii) The Company will use its best efforts to cause the registration statement to remain effective until the earliest of (a) the date ending two years after the final Closing, (b) the date on which all the Registrable Securities have been resold in accordance with the Securities Act or
(c) the date on which each Holder of Registrable Securities is able to sell all of such Holder's Registrable Securities in a single three (3) month period without registration under the Securities Act pursuant to Rule 144.

          C.  Company Registration.
              --------------------

              (i) If the Company shall determine to register any of its securities either for its own account or the account of a security holder or holders (other than pursuant to Section 5(B)), other than a registration relating solely to employee benefit plans, or a registration relating solely to a Rule 145 transaction, or a registration on any registration form that does not permit secondary sales, the Company will:

                    a.  promptly give to each Holder written notice thereof; and

                    b. use its best efforts to include in such registration (and any related qualification under blue sky laws or other compliance), except as set forth in Section 5(C)(ii) below, and in any underwriting involved therein, all of such Holder's Registrable Securities specified in a written request or requests received by the Company within twenty (20) days after the written notice from the Company described in clause (a) above is given. Such written request may specify all or a part of a Holder's Registrable Securities.

               (ii) If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 5(C)(i)(a). In such event, the right of any Holder to registration pursuant to this Section 5(C) shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders of securities of the Company with registration rights to participate therein distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company.

     Notwithstanding any other provision of this Section 5(C), if the representative of the underwriters advises the Company in writing that marketing factors require a limitation on the number of shares to be underwritten, the representative may (subject to the limitations set forth below) exclude all Registrable Securities from, or limit the number of Registrable Securities to be included in, the registration and underwriting. The Company may limit, to the extent so advised by the underwriters, the amount of securities to be included in the registration by the Company's stockholders (including the Holders); provided, however, that the aggregate value of Registrable Securities to be
--------  -------
included in such registration by Holders may not be so reduced to less than fifty percent (50%) of the total amount of such securities included in such registration without the consent of at least two-thirds (2/3) of the Holders. The Company shall so advise all Holders and other stockholders requesting registration pursuant to this Section 5(C) and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated first to the Company for securities being sold for its own account (subject to the foregoing provisions of this paragraph) and thereafter amongst the Holders on a pro rata basis. If any Holder does not agree to the terms of any such underwriting, such Holder shall be excluded therefrom by written notice from the Company or the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

     If shares are so withdrawn from the registration and if the number of shares of Registrable Securities to be included in such registration was previously reduced as a result of marketing factors, the Company shall then offer to all Holders who have retained the right to include securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among the Holders requesting additional inclusion on a pro rata basis.

               (iii) The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 5(C) prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration.

               (iv) The Company will pay all expenses incurred in connection with any registration, qualification and compliance requested hereunder (excluding Holders' or brokers' discounts and commissions), including without limitation all filing, registration and qualification, printers' and accounting fees and the fees and disbursements of counsel for the Company. The Company will pay reasonable fees and disbursements expenses incurred in connection with any registration, qualification and compliance requested hereunder of up to $5,000.00 for one (1) special counsel for the Holders.

          D.  Obligations of the Company. In order to effect the registration of
              --------------------------
any Registrable Securities under Section 5(B) of this Agreement, the Company will, as expeditiously as reasonably possible (and, in no event later than 30 days after the final Closing with respect to the registration statement described in subclause (i) of this Section 5(D)):

               (i) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and deliver such registration statement, at the time of such filing, to each Holder.

               (ii) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

               (iii) Furnish to the Holders such number of copies of a prospectus in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of the Registrable Securities owned by them that are included in such registration.

               (iv) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or "blue sky" laws of such jurisdictions as will be reasonably requested by the Holders, provided that the Company will not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

               (v) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and upon such notice the Company shall use its best efforts to promptly correct such misstatement or omission and deliver to each Holder copies of such corrected prospectus. The Company shall have the right, upon such notice, to suspend the delivery of prospectuses included in such registration statement from the date of notice until the date of such correction, subject to the limitations set forth in Section 5(H). The period during which the Company is required to keep any registration statement filed pursuant to Section 5(B) effective shall be extended for the amount of time required to amend such registration statement and deliver such prospectus relating thereto.

               (vi) The Company shall use its best efforts either to (i) cause all the Registrable Securities covered by a registration statement to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or
(ii) secure designation and quotation of all the Registrable Securities covered by the registration statement on the Nasdaq National Market System or the Nasdaq SmallCap Market for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register with the National Association of Securities Dealers, Inc. as such with respect to such Registrable Securities. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 5(D)(vi).

               (vii) The Company shall promptly prepare and file with the SEC a Current Report on Form 8-K in respect of the offer and sale of the Shares pursuant to the terms of this Agreement.

     E.  Furnish Information. It will be a condition precedent to the
         -------------------
obligations of the Company to take any action pursuant to Section 5(B) hereof that the selling Holders will furnish to the Company such information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such securities as will be required to effect the registration of their Registrable Securities.

          F.  Indemnification. In the event any Registrable Securities are
              ---------------
included in a registration statement under Section 5(B) or 5(C) hereof:

               (i) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, stockholders, officers and directors of each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages, or liabilities to which they may become jointly or severally liable under the Securities Act, the Exchange Act or other federal or state securities law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, a "Violation"):

                    a. any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto;

                    b. the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or

                    c. any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any federal or state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any federal or state securities law in connection with the offering covered by such registration statement; and the Company will reimburse each such Holder, partner, stockholder, officer or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them, as incurred, in connection with investigating or defending any such loss, claim, damage, liability or action; provided however, that the indemnity agreement contained in this Section 5(F)(i) will not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent will not be unreasonably withheld), nor will the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, stockholder, officer, director, underwriter or controlling person of such Holder.

               (ii) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder's partners, directors or officers or stockholders or any person who controls such Holder within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or other such Holder, partner or director, officer, stockholder or controlling person of such other Holder may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation that arises solely as a result of written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other Holder, partner, officer, director, stockholder or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this
Section 5(E)(ii) will not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent will not be unreasonably withheld; and provided further, that the total amounts payable in indemnity by a Holder under this Section 5(F)(ii) in respect of any Violation will not exceed the aggregate proceeds (net of discounts) received by such Holder upon the sale of the Shares.

               (iii)  Promptly after receipt by an indemnified party under this
Section 5(E) of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 5(E), deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party will have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party will have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if the indemnifying party is materially prejudiced thereby, will relieve such indemnifying party of liability, but only to the extent that such indemnifying party is prejudiced with respect to a specific claim.

               (iv) The foregoing indemnity agreement with respect to any prospectus shall not inure to the benefit of any Holder or underwriter, or any person controlling such Holder or underwriter, from whom the person asserting any losses, claims, damages or liabilities purchased Registrable Securities, if a copy of the prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) provided by the Company was not sent or given by or on behalf of such Holder or underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Registrable Securities to such person, and if the prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability.

               (v) If the indemnification provided for in Sections 5(F)(i) or 5(F)(ii) hereof shall be unavailable to hold harmless an indemnified party in respect of any liability under the Securities Act, then, and in each such case, the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statement or omissions that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided that in no event shall any contribution under this subsection (v) by any Holder exceed the gross proceeds from the offering received by such indemnifying party. No person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

               (vi) The obligations of the Company and Holders under this
Section 5(F) will survive the completion of any offering of Registrable Securities in a registration statement, and otherwise.

          G.   Rule 144 Reporting. With a view to making available the benefits
               ------------------
of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Securities to the public without registration, while a public market exists for the Common Stock of the Company, the Company will:

               (i) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times while the Company is reporting under the Exchange Act;

               (ii) Use its best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time it is subject to such reporting requirements); and

               (iii) So long as a Holder owns any Registrable Securities, furnish to the Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144, and of the Securities Act and the Exchange Act (at any time it is subject to the reporting requirements of the Exchange Act), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as a Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing a Holder to sell any such securities without registration (at any time the Company is subject to the reporting requirements of the Exchange
Act).

          H.  Notice of Intent to Sell. The Company may notify the Holder that
              ------------------------
the Company will refuse to permit the Holder to resell any Registrable Securities pursuant to the registration statement for an initial period not to exceed thirty (30) days; provided, however, that in order to exercise this right, the Company must deliver a certificate in writing to the Holder to the effect that a delay in such sale is necessary because a sale pursuant to such registration statement in its then-current form would not be in the best interests of the Company and its shareholders due to disclosure obligations of the Company. In such event, the Company shall use its best efforts to amend the registration statement, if necessary, and to take all other actions reasonably necessary to allow such sale, and shall notify the Holder promptly after it has determined that such sale has become permissible. Notwithstanding the foregoing, the Company shall not be entitled to exercise its right to refuse to permit a sale by any particular Holder whether pursuant to this Section 5(H) or Section 5(D)(v) more than three (3) times in any calendar year or for more than an aggregate of ninety (90) days in any calendar year (in addition, no single suspension shall be for more than two (2) consecutive thirty (30) day periods in any calendar year); provided, however, that no particular Holder will be refused permission to sell under this Section 5(H) or Section 5(D)(v) at the same time that another Holder is permitted to sell under the registration statement. Each Holder hereby covenants and agrees that it will not sell any Registrable Securities pursuant to the registration statement during the periods the registration statement is withdrawn as set forth in this Section 5(H). The period during which the Company is required to keep any registration statement filed pursuant to Section 5(B) effective shall be extended for the amount of time required to amend such registration statement and deliver such prospectus relating thereto.

          I. Holder Information. Each Holder covenants that it will promptly
             ------------------
notify the Company of any changes in the information set forth in the registration statement regarding such Holder or such Holder's "Plan of Distribution."

     6.  Conditions to Obligations of the Investors. The obligation of each
         ------------------------------------------
Investor to purchase the Shares at the Closing is subject to the fulfillment on or prior to such Closing of the following conditions, any of which may be waived by such Investor:

          A. Representations and Warranties Correct; Performance of Obligations.
             ------------------------------------------------------------------
The representations and warranties made by the Company in Section 3 hereof and the Selling Shareholders in Section 4 hereof shall be true and correct when made, and shall be true and correct at the time of the Closing with the same force and effect as if they had been made on and as of said date (except for the representations and warranties in Section 3(D) with respect to capitalization made as of June 30, 2000, which shall be true and correct as of such date); and each of the Company and the Selling Shareholders shall have performed all obligations and conditions herein required to be performed or observed by it under this Agreement on or prior to the Closing.

          B. Consents and Waivers. The Company and the Selling Shareholders
             --------------------
shall have obtained any and all consents (including all governmental or regulatory consents, approvals or authorizations required in connection with the valid execution and delivery of this Agreement), permits and waivers necessary or appropriate for consummation of the transactions contemplated by this Agreement.

          C. Compliance Certificates. The Company and the Selling Shareholders
             -----------------------
shall have delivered to the Investors a certificate (in the case of the Company, executed by the Chief Financial Officer of the Company) dated the day of the Closing, certifying to the fulfillment of the obligations and conditions specified in subsection (A) of this Section 6.

          D. Opinions of Counsel. Investors shall have received (i) from
             -------------------
Pillsbury Madison & Sutro LLP, counsel to the Company, an opinion addressed to the Investors, dated the day of such Closing and in substantially the form attached hereto as Exhibit B and (ii) from a firm reasonably acceptable to the Placement Agents and Sofinov Societe Financiere D'Innovation ("Sofinov"), as counsel to the Selling Shareholders, an opinion addressed to the Investors, dated the day of such Closing and in form and substance reasonably acceptable to the Placement Agents and Sofinov.

          E.  Minimum Purchase. The Company shall have received executed
              ----------------
subscription Agreements to purchase Shares with an aggregate purchase price of not less than the Minimum Offering Amount and full payment of the purchase price for all of the Shares to be sold at the Closing.

          F.  Executed Documents. The Company and the Selling Shareholders
              ------------------
shall have delivered (i) to the Investors executed counterparts of this Subscription Agreement to sell Shares with an aggregate purchase price of not less than the Minimum Offering Amount, (ii) to the Placement Agents executed lock-up agreements in the forms attached as Exhibits C and D, (iii) to the Custodian executed Powers of Attorney and Custody Agreements and (iv) to Sofinov executed counterparts of the letter agreement in the form attached hereto as Exhibit E.

          G.  Delivery of Stock Certificates. The Company and the Selling
              ------------------------------
Shareholders shall have delivered to each Investor a stock certificate representing the Shares to be purchased by such Investor at such Closing.

          H.  Secretary's Certificate. The Company shall have delivered to the
              -----------------------
Investors (i) copies of the (a) Company's Articles of Incorporation and Bylaws
(b) resolutions, duly adopted by the Board of Directors of the Company, authorizing the execution, delivery and performance of this Agreement and the documents and agreements contemplated hereby and (c) all third party and governmental consents, approvals and filings required in connection with the consummation of all transactions contemplated hereby and (ii) a certificate, executed by the Secretary of the Company, dated the day of the Closing, certifying that such Articles of Incorporation, Bylaws and resolutions are true and correct as of the Closing.

          I.  Board Representation. As of the Initial Closing, Jacques Douziech
              --------------------
shall have been appointed as a member of the Board of Directors of the Company.

          J.  Litigation. Except as set forth in the SEC Documents, there shall
              ----------
be no action, suit, proceeding or investigation pending or threatened against the Company.

          K.  S-3 Registration. The Company shall be eligible to use Form S-3
              ----------------
for registration of the sale by the Investors of the Registrable Securities and the Company shall have filed all reports required to be filed by the Company with the SEC in a timely manner so as to obtain such eligibility for the use of Form S-3.

     7.  Conditions to Obligations of the Company. The obligation of the
         ----------------------------------------
Company to sell and issue and the Selling Shareholders to sell the Shares to each Investor at each Closing is subject to the fulfillment on or prior to the Closing of the following conditions, any of which may be waived by the Company:

          A.  Representations and Warranties. The representations and
              ------------------------------
warranties made by such Investor in Section 2 hereof shall be true and correct when made, and shall be true and correct at the time of the Closing with the same force and effect as if they had been made on and as of said date.

          B.  Consents and Waivers. The condition set forth in subsection (B)
              --------------------
of Section 6 hereof shall have been fulfilled.

          C.  Minimum Purchase. The Company shall have received executed
              ----------------
subscription Agreements to purchase Shares with an aggregate purchase price of not less than the Minimum Offering Amount and full payment of the purchase price for all of the Shares to be sold at the Closing.

     8.       Miscellaneous.
              -------------

          A.  Governing Law. This Agreement and the documents and agreements
              -------------
contemplated hereby will be governed by and construed in accordance with the internal laws of the State of California applicable to contracts made among residents of, and wholly to be performed within, the State of California, without regard to principles of conflict of laws or choice of laws.

          B.  Further Instruments. From time to time, each party hereto will
              -------------------
execute and deliver such instruments and documents as may be reasonably necessary to carry out the purposes and intent of this Agreement.

          C.  Successors; No Other Beneficiaries. This Agreement will be
              ----------------------------------
binding upon and will inure to the benefit of the executors, administrators, legal representatives, heirs, successors, and assigns of the parties hereto; provided, however, that (i) rights of Investors hereunder may be transferred only in connection with (and to the transferee of) Common Stock of the Company purchased by a Investor hereunder in accordance with the provisions of this Agreement, (ii) any transferee of any shares of stock of the Company affected by this Agreement to whom rights are so transferred (a "Permitted Transferee") will be required, as a condition precedent to acquiring such shares, to agree in writing to be bound by all the terms and conditions of this Agreement applicable to such Permitted Transferee's transferor and (iii) upon and after such transfer the Permitted Transferee will be deemed to be an Investor for purposes of this Agreement. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          D.  Counterparts. This Agreement may be executed in two or more
              ------------
counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. This Agreement will be effective following the parties' signatory hereto upon such counterpart signature by all initial parties hereto.

          E.  Entire Agreement. This Agreement, including and incorporating the
              ----------------
Schedule of Exceptions and all Exhibits attached hereto and referred to herein, constitutes and contains the entire agreement and understanding of the parties regarding the subject matter of this Agreement and supersedes in its entirety any and all prior negotiations, correspondence, understandings and agreements among the parties respecting the subject matter hereof.

          F.  Notices. Any notice required to be given or delivered to the
              -------
Company under the terms of this Agreement shall be addressed to the Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to a Selling Shareholder shall be addressed to the Selling Shareholder at the address indicated below. Any notice required to be given or delivered to an Investor shall be addressed to the Investor at the address indicated below or to such other address as such party may designate in writing from time to time to the Company. Unless otherwise provided, notice required or permitted to be given to a party pursuant to the provisions of this Agreement will be in writing and will be effective and deemed given under this Agreement on the earliest of (i) the date of personal delivery, or (ii) the date of delivery by facsimile, or (iii) the business day after deposit with a nationally recognized courier or overnight service, including Federal Express or Express Mail, for United States deliveries or three (3) business days after such deposit for deliveries outside of the United States, or (iv) three (3) business days after deposit in the United States mail by registered or certified mail for United States deliveries. All notices not delivered personally or by facsimile will be sent with postage and other charges prepaid and properly addressed to the party to be notified at the address set forth on the signature page, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties hereto. All notices for delivery outside the United States will be sent by facsimile, or by nationally recognized courier or overnight service, including Express Mail. Any notice given hereunder to more than one person will be deemed to have been given, for purposes of counting time periods hereunder, on the date given to the last party required to be given such notice.

          G.  Broker's Fee. Each Investor acknowledges that the Company and
              ------------
Selling Shareholders intend to pay a fee to the Placement Agents in respect of the sale of the Shares to the Investors. Each of the parties hereto hereby represents that, on the basis of any actions and agreements by it, and except for any finders' fees to be paid out of the Placement Agents' fee, there are no other brokers or finders entitled to compensation in connection with the sale of the Shares to the Investors.

          H.  Amendments and Waivers. Any term of this Agreement may be amended
              ----------------------
and the observance of any term of the Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company, each Selling Shareholder, by Investors holding at least fifty percent (50%) of the Registrable Securities and Sofinov. Any amendment or waiver effected in accordance with this Section 8(H) will be binding upon the Company, the Selling Shareholders, each Investor, and their permitted transferees and assignees.

          I.  Severability. If one or more provisions of this Agreement are held
              ------------
to be unenforceable under applicable law, such provisions will be excluded from this Agreement to the extent unenforceable and the balance of such provisions, and of this Agreement, will be interpreted as if such provision or part and hereof were so excluded and will be enforceable in accordance with its terms.

          J.  Aggregation of Stock. All shares of Common Stock held or acquired
              --------------------
by affiliated entities or persons will be aggregated together for the purpose of determining the availability of any rights under this Agreement.

          K.  Expenses. Each party shall pay all costs and expenses that it
              --------
incurs with respect to the negotiation, execution, delivery and performance of this Agreement and the exhibits and documents referenced herein and the transactions contemplated hereby; provided, however, that the Company shall also pay the reasonable costs and expenses of Lapointe Rosenstein, special counsel for the Investors, upon receipt of appropriate documentation but subject, in such event, to a limit of $35,000.00 for such costs and expenses of said special counsel in the aggregate.

          L.  Survival. The representations and warranties of the Company, the
              --------
Selling Shareholders and the Investors contained in this Agreement shall survive the execution and delivery of this Agreement and the Closing.

                  [Remainder of page left blank intentionally]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

INVESTOR:

___________________________________________      Shares Subscribed:  _________
(Insert Name of Individual or Entity)

By:  ______________________________________
     (Signature)

Name: _____________________________________

Title: ____________________________________

Address: __________________________________

Tax ID:____________________________________

COMPANY:                                         Shares Sold:___________________

CardioDynamics International Corporation

By: _______________________________________
     (Signature)

Name: _____________________________________

Title: ____________________________________

Address:  6175 Nancy Ridge Drive, Suite 300
          San Diego, CA 92121
          Attention:  Chief Financial Officer

SELLING SHAREHOLDER:                             Shares Sold:  _______________

-------------------------------------------
(Insert Name of Individual or Entity)

Address:  ________________________
          ________________________